UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007
Friedman Industries, Incorporated
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-7521 (Commission File Number)	74-1504405 (IRS Employer Identification No.)

4001 Homestead Road Houston, Texas (Address of principal executive offices)		77028-5585 (Zip Code)
713-672-9433
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     In December 2006, the Audit Committee of Friedman Industries, Incorporated (the “Company”) determined that it would reevaluate the selection of the Company’s current independent auditors for the upcoming audit engagement for the fiscal year ended March 31, 2007. As a result of such process, on March 7, 2007, the Audit Committee engaged Malone & Bailey, P.C. as the Company’s independent certified accountant and did not re-engage Ernst & Young LLP as the auditors for the Company.
     The reports of Ernst & Young LLP on the financial statements of the Company for each of the two most recent fiscal years ended March 31, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     During the Company’s two most recent fiscal years ended March 31, 2006 and the subsequent interim period through March 7, 2007, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years.
     During the Company’s two most recent fiscal years ended March 31, 2006 and the subsequent interim period through March 7, 2007, the Company did not consult with Malone & Bailey, P.C. regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided by Malone & Bailey, P.C. that was a factor considered by the Audit Committee in reaching a decision as to the accounting, auditing or financial reporting issues.
     The Company has provided Ernst & Young LLP a copy of the above disclosures and has requested that Ernst & Young LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young LLP agrees with the above statements. Pursuant to our request, Ernst & Young LLP has provided the letter attached hereto as Exhibit 16.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Number	Description

16.1	Letter from Ernst & Young LLP dated March 9, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 9, 2007

FRIEDMAN INDUSTRIES, INCORPORATED
By:	/s/ BEN HARPER
Ben Harper
Senior Vice President- Finance and Secretary/Treasurer

Index to Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP dated March 9, 2007.